REDEEMABLE NONCONTROLLING INTEREST	12 Months Ended
Dec. 31, 2022
REDEEMABLE NONCONTROLLING INTEREST
REDEEMABLE NONCONTROLLING INTEREST

12.      REDEEMABLE NONCONTROLLING INTEREST

On December 26, 2018, the Company, together with Wuxi Jintou Huicun Investment Enterprise, a limited partnership organized under Chinese law (“Wuxi LP”) established CASI Wuxi to build and operate a manufacturing facility in the Wuxi Huishan Economic Development Zone in Jiangsu Province, China. The Company holds 80% of the equity interests in CASI Wuxi and intended to invest, over time, $80 million in CASI Wuxi. The Company has paid $31 million in cash and transferred selected ANDAs valued at $30 million as of December 31, 2022. Wuxi LP holds 20% of the equity interest in CASI Wuxi through its investment in RMB of $20 million in cash (paid in March 2019). As the transfer of ANDAs, valued at $30 million, was to the Company’s consolidated subsidiary (CASI Wuxi), the Company recognized the transfer of the ANDAs at their carrying value and did not recognize a gain on the transfer.

Pursuant to the investment contract between the Company and Wuxi LP and Articles of Association of CASI Wuxi, the Company has the call option to purchase the 20% equity interest in CASI Wuxi held by Wuxi LP at any time within 5 years from the date of establishment of CASI Wuxi (i.e. up to December 26, 2023). Wuxi LP has the put option to require the Company to redeem the 20% equity interest in CASI Wuxi at any time after December 26, 2023. The redemption value under both the Company’s embedded put option and Wuxi LP’s embedded call option is equal to $20 million plus interest at the bank loan interest rate issued by the People's Bank of China for the period beginning with the initial capital contribution by Wuxi LP to the date of redemption. In addition, Wuxi LP has the put option to require the Company to redeem the 20% equity interest in CASI Wuxi at $20 million upon the occurrence of any of the following conditions: (i) the Company fails to fulfill its investment obligation to CASI Wuxi; (ii) CASI Wuxi suffers serious losses, discontinued operation, dissolution, goes into process of bankruptcy liquidation; or (iii) the Company substantially violates the investment contract and Articles of Association of CASI Wuxi.

The investment of Wuxi LP in CASI Wuxi is treated as redeemable noncontrolling interest and is classified outside of permanent equity on the consolidated balance sheets because (1) the noncontrolling interest is not mandatorily redeemable financial instruments, and (2) it is redeemable at the option of the holder, or upon the occurrence of an event that is not solely within the control of the Company. The Company initially recorded the redeemable noncontrolling interest at its fair value of $20 million. The carrying amount of the redeemable noncontrolling interest is subsequently recorded at the greater of the amount of (1) the initial carrying amount, increased or decreased for the redeemable noncontrolling interest’s share of net income or loss in CASI Wuxi or (2) the redemption value, assuming the noncontrolling interest is redeemable at the balance sheet date. Accretion of the carrying amount of redeemable noncontrolling interest to the redemption value is recorded in additional paid-in capital.

Changes in redeemable noncontrolling interest during the years ended December 31, 2022, 2021 and 2020 are as follows:

	Year Ended December 31,
(In thousands)	2022	2021	2020
Balance at beginning of year	$23,457	$22,033	$20,670
Share of CASI Wuxi net loss	(8,740)	(700)	(918)
Accretion of redeemable noncontrolling interest	9,497	1,512	1,694
Foreign currency translation adjustment	(1,856)	612	587
Balance at end of year	$22,358	$23,457	$22,033